Advertising Expenses	12 Months Ended
Dec. 31, 2016
Advertising Expenses [Abstract]
Advertising Expenses

22. ADVERTISING EXPENSES

Included in sales and marketing expense, advertising expenses generally represent the expenses of promotions to create or stimulate a positive image of the Group or a desire to subscribe for the Group’s products and services. Advertising expenses are expensed as incurred. Advertising expenses recognized in the consolidated statements of comprehensive income were $188.6 million, $43.1 million and $18.7 million, respectively, for the years ended December 31, 2014, 2015 and 2016. Advertising expenses charged from Sohu were $10.4 million, $2.7 million and $1.0 million, respectively, for the years ended December 31, 2014, 2015 and 2016.